Exhibit 10.18

Execution Version

CENTURI HOLDINGS, INC.

COMMON STOCK PURCHASE AGREEMENT

April 5, 2024

TABLE OF CONTENTS

1.	Purchase and Sale of Stock		1
	1.1	Sale and Issuance of Common Stock	1
	1.2	Closing	1
2.	Representations, Warranties and Covenants of the Company		2
	2.1	Organization, Good Standing and Qualification	2
	2.2	Authorization	2
	2.3	Valid Issuance of Common Stock	2
	2.4	Compliance with Other Instruments	2
	2.5	Description of Capital Stock	2
	2.6	Registration Statement	3
	2.7	Brokers or Finders	3
	2.8	Investment Company Status	3
	2.9	Lock-Up Agreements	3
	2.10	Private Placement	3
3.	Representations, Warranties and Covenants of the Investors		4
	3.1	Organization, Good Standing and Qualification	4
	3.2	Authorization	4
	3.3	Purchase Entirely for Own Account	4
	3.4	Disclosure of Information	4
	3.5	Investment Experience	4
	3.6	Accredited Investor	4
	3.7	Brokers or Finders	5
	3.8	Sufficiency of Funds	5
	3.9	Restricted Securities	5
	3.10	Legends	5
	3.11	Lock-Up Agreement	5
	3.12	Removal of Restrictive Legends	6
	3.13	No General Solicitation	6
	3.14	No Government Recommendation or Approval	6
	3.15	Residency	6
	3.16	No Bad Actor Disqualification Event	6
	3.17	No Legal, Tax or Investment Advice	6
	3.18	Reliance	6
	3.19	Compliance with the Securities Act	6
4.	Conditions of the Investors’ Obligations at Closing		6
	4.1	Representations and Warranties	6
	4.2	Public Offering Shares	6
	4.3	Absence of Injunctions, Decrees, Etc.	7

5.	Conditions of the Company’s Obligations at Closing.		7
	5.1	Representations, Warranties and Covenants	7
	5.2	Lock-Up Agreement	7
	5.3	Closing of the IPO	7
	5.4	Absence of Injunctions, Decrees, Etc.	7
6.	Registration Rights		7
	6.1	Shelf Registration Statement	7
	6.2	Registration Expenses	8
	6.3	Allowed Delay	8
	6.4	Cutback	8
7.	Termination		8
8.	Miscellaneous		8
	8.1	Publicity	8
	8.2	Survival of Warranties	9
	8.3	Successors and Assigns	9
	8.4	Governing Law	9
	8.5	Waiver of Trial by Jury	9
	8.6	Counterparts	9
	8.7	Notices	9
	8.8	Brokers or Finders	10
	8.9	Amendments and Waivers	10
	8.10	Severability	10
	8.11	Entire Agreement	10
	8.12	Specific Performance	10

Schedule A:	Schedule of Investors
Exhibit A:	Form of Lock-Up Agreement

CENTURI HOLDINGS, INC.

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of April 5, 2024, by and among Centuri Holdings, Inc., a Delaware corporation (the “Company”), and each of the investors listed on Schedule A attached hereto (each, an “Investor” and collectively, the “Investors”).

WHEREAS, each Investor has a substantive, pre-existing relationship with the Company;

WHEREAS, the Company has filed a registration statement on Form S-1 (File No. 333-278178) (together with any related registration statements, the “Registration Statement”) with the Securities and Exchange Commission (“SEC”), in connection with the Company’s Qualified IPO (as defined below) of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”);

WHEREAS, concurrently with the completion of the Qualified IPO, the Company desires to issue and sell to the Investors, and the Investors desire to purchase from the Company in a private placement, upon the terms and conditions set forth in this Agreement, such number of Shares (as defined below) of the Company’s unregistered Common Stock as provided in Section 1 of this Agreement; and

WHEREAS, such purchase and sale of the Shares shall occur concurrently with, and be conditioned on, the closing of the Qualified IPO.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, agreements and warranties herein contained, the parties hereby agree as follows:

1. Purchase and Sale of Stock.

1.1 Sale and Issuance of Common Stock.

(a) Subject to the terms and conditions of this Agreement, each Investor agrees to purchase from the Company, and the Company agrees to sell and issue to each Investor, the number of shares (collectively, the “Shares”) of Common Stock set forth next to such Investor’s name on Schedule A hereto at a price per share equal to the per share initial public offering price set forth on the cover page of the final prospectus relating to the Qualified IPO (as defined below) (before underwriting discounts and expenses) (the “IPO Price”). “Qualified IPO” shall mean the issuance and sale of shares of Common Stock by the Company pursuant to an Underwriting Agreement (the “Underwriting Agreement”) to be entered into by and among the Company and certain underwriters (the “Underwriters”), in connection with the Company’s initial public offering pursuant to the Registration Statement.

(b) All references to numbers of shares and prices per share in this Agreement shall be appropriately adjusted to reflect any stock dividend, stock split, reverse stock split, combination or other recapitalization or reclassification of shares by the Company occurring after the date of this Agreement and prior to the determination of the IPO Price.

1.2 Closing. The purchase and sale of the Shares shall take place remotely via the exchange of documents and signature pages at the time immediately subsequent to the closing of the Qualified IPO (which time and place are designated as the “Closing”), subject to the satisfaction or waiver of all the conditions set forth in Sections 4 and 5 hereof. At the Closing, each Investor shall make payment of the purchase price for the Shares by wire transfer in immediately available funds to the account specified by the Company against delivery to such Investor of the Shares registered in the name of such Investor, which Shares shall be uncertificated shares.

2. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to each Investor that as of the date hereof and as of the date of the Closing:

2.1 Organization, Good Standing and Qualification.

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.

(b) The Company is duly qualified to transact business and is in good standing in each jurisdiction in which it is required to be so qualified or in good standing, except where the failure to so qualify or be in good standing would not be material and adverse to the Company.

2.2 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement, and the authorization, issuance, sale and delivery of the Shares being sold hereunder has been taken, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.3 Valid Issuance of Common Stock. The Shares being purchased by each Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of liens, encumbrances and restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws or as contemplated hereby. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except (a) a filing, if any, required pursuant to Regulation D promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the “Securities Act”), (b) the filings required by applicable state “blue sky” securities laws, rules and regulations or (c) such other post-closing filings as may be required by the Securities Act or under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”).

2.4 Compliance with Other Instruments.

(a) The Company is not in violation or default of any provision of its Certificate of Incorporation, as amended, or Bylaws, as amended.

(b) The Company is in compliance in all material respects with all applicable laws. Except as would not be material to the Company, the Company is not in violation or default in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated by this Agreement, will not result in any material violation or default or be in conflict with or constitute, with or without the passage of time and giving of notice, either a material default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

2.5 Description of Capital Stock. As of the date of the Closing, the statements set forth in the Pricing Disclosure Package (as defined in the Underwriting Agreement) and Prospectus (as defined in the Underwriting Agreement) under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Company’s capital stock, will be accurate, complete and fair in all material respects. At the Closing, the Company will have an authorized capitalization as set forth in the Registration Statement, the

Pricing Disclosure Package and the Prospectus in the column labeled “Pro Forma” under the heading “Capitalization”; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights. The Company represents that other than as contemplated by this Agreement and the Underwriting Agreement and as otherwise set forth in the Registration Statement, there are no other agreements, arrangements or understandings with respect to the issuance and sale of its Common Stock.

2.6 Registration Statement. The Registration Statement as presently filed with the SEC, and any amendment thereto, including any information deemed to be included therein pursuant to the rules and regulations of the SEC promulgated under the Securities Act, complied (or, in the case of amendments filed after the date of this Agreement, will comply) as of its filing date in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder, and did not (or, in the case of amendments filed after the date hereof, will not) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date it is declared effective by the SEC, the Registration Statement, as so amended, and any related registration statements, will comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any preliminary prospectus included in the Registration Statement or any amendment thereto, any free writing prospectus related to the Registration Statement and any final prospectus related to the Registration Statement filed pursuant to Rule 424 promulgated under the Securities Act, in each case as of its date, will comply in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Registration Statement comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods presented, subject, in the case of unaudited statements, to normal, year-end audit adjustments and the absence of complete footnotes.

2.7 Brokers or Finders. The Company has not engaged any brokers, finders or agents such that each Investor will incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders’ fees or agents’ commissions, or any similar charges in connection with the sale of the Shares contemplated by this Agreement. The Shares to be sold by the Company to each Investor as contemplated by this Agreement will not be subject to any underwriting or other discount that is payable to the Underwriters pursuant to the terms of the Underwriting Agreement with respect to the Common Stock issued and sold in the Qualified IPO.

2.8 Investment Company Status. The Company is not, and immediately after receipt of payment for the shares of Common Stock issued in the Qualified IPO and the Shares issued to the Investors as contemplated hereby, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

2.9 Lock-Up Agreements. The Company represents and warrants that as of the Closing all lock-up agreements required to be delivered to the Underwriters pursuant to the Underwriting Agreement, each in substantially the same form as the Lock-Up Agreement, shall have been delivered.

2.10 Private Placement. Assuming the accuracy of the representations, warranties and covenants of each Investor set forth in Section 3 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to such Investor under this Agreement, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would require such a registration.

3. Representations, Warranties and Covenants of the Investors. Each Investor hereby represents and warrants that, as of the date hereof and as of the date of the Closing:

3.1 Organization, Good Standing and Qualification. Such Investor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization (to the extent the concept of good standing is applicable in the relevant jurisdiction).

3.2 Authorization. Such Investor has full power and authority to enter into and consummate the transactions contemplated by this Agreement and to carry out its obligations hereunder and thereunder, and to invest in the Shares pursuant to this Agreement. The execution, delivery and performance of this Agreement by such Investor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of such Investor or its board of directors, stockholders or other governing body is required. This Agreement constitutes a valid and legally binding obligation of such Investor, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The execution, delivery and performance by such Investor of the Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor.

3.3 Purchase Entirely for Own Account. By such Investor’s execution of this Agreement, such Investor hereby confirms, that the Shares to be received by such Investor will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same, except as permitted by applicable federal or state securities laws. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares. The Shares are being purchased by such Investor in the ordinary course of its business. Such Investor is not a broker-dealer registered with the SEC under the Exchange Act, or an entity engaged in a business that would require it to be so registered.

3.4 Disclosure of Information. Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, properties, prospects and financial condition of the Company and has conducted and completed its own independent due diligence. Based on the information such Investor has deemed appropriate, it has independently made its own analysis and decision to enter into this Agreement. Such Investor is relying exclusively on its own investment analysis and due diligence (including professional advice it deems appropriate) with respect to the execution, delivery and performance of this Agreement, the Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of such Investor to rely thereon.

3.5 Investment Experience. Such Investor acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares. Such Investor also represents that it has not been organized for the purpose of acquiring the Shares.

3.6 Accredited Investor. Such Investor is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the SEC under the Securities Act, as presently in effect. Such investor is a sophisticated institutional investor with sufficient knowledge and experience in investing in private equity transactions to properly evaluate the risks and merits of its purchase of the Shares. Such Investor has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Shares and participation in the transactions contemplated by this Agreement (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to such Investor, (iii) have been duly authorized and approved by all necessary action, (iv) do not and will not violate or constitute a default under such Investor’s charter, bylaws or other constituent document or under any law, rule, regulation, agreement or other obligation by which such Investor is bound and (v) are a fit, proper and suitable investment for such Investor, notwithstanding the substantial risks inherent in investing in or holding the Shares. Furthermore, such Investor is an “Institutional Account” as defined in FINRA Rule 4512(c).

3.7 Brokers or Finders. Such Investor has not engaged any brokers, finders or agents such that the Company will incur, directly or indirectly, as a result of any action taken by such Investor, any liability for brokerage or finders’ fees or agents’ commissions, or any similar charges in connection with the sale of the Shares contemplated by this Agreement.

3.8 Sufficiency of Funds. Such Investor has sufficient cash on hand, access to committed capital or other sources of available funds to enable it to make payment of the purchase price for the Shares and consummate the transactions contemplated by this Agreement.

3.9 Restricted Securities. Such Investor understands that the Shares will be characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances.

3.10 Legends. Such Investor understands that the Shares may bear one or all of the following legends:

(a) “THE OFFER AND SALE OF THESE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

(b) “THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A RESTRICTION ON TRANSFER AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. AS A RESULT OF SUCH AGREEMENT, THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF A REGISTRATION STATEMENT FILED BY THE COMPANY FOR ITS INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.”

(c) Any legend required by applicable state “blue sky” securities laws, rules and regulations.

3.11 Lock-Up Agreement. Such Investor shall have signed a Lock-up Agreement in the form previously agreed upon by such Investor and the Underwriters, attached hereto as Exhibit A. The Shares shall be subject to the terms of the Lock-up Agreement.

3.12 Removal of Restrictive Legends. Following the expiration of the Lock-Up Period, in the event that the Shares are eligible to be transferred without restriction in accordance with Rule 144 under the Securities Act, the Company shall (x) instruct the Company’s transfer agent to issue new uncertificated (book-entry) instruments representing the Shares, which shall not contain such portion of the above legend that is no longer applicable, (y) take all actions with the Company’s transfer agent reasonably requested by such Investor to permit such un-legended Shares to be deposited into the account specified by such Investor to the Company in writing, and (z) instruct the Company’s transfer agent to cause such Shares to be assigned the same CUSIP as the shares of Common Stock that are then traded on the principal stock exchange on which the shares of Common Stock are then listed; provided that, such Investor shall deliver all documentation requested by the Company’s transfer agent in connection with the removal of legends.

3.13 No General Solicitation. Such Investor has a substantive pre-existing relationship with the Company and such Investor did not learn of the investment in the Shares as a result of the Registration Statement or any advertising or, to its knowledge, general or public solicitation.

3.14 No Government Recommendation or Approval. Such Investor understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of the Company or the purchase of the Shares.

3.15 Residency. Such Investor’s office in which its investment decision with respect to the Shares was made is located at the address immediately below such Investor’s name on its signature page hereto.

3.16 No Bad Actor Disqualification Event. Such Investor represents, after reasonable inquiry, that none of the “Bad Actor” disqualifying events described in Rule 506(d)(l)(i) to (viii) under the Securities Act applicable to such Investor or any of its Rule 506(d) Related Parties (if any). “Rule 506(d) Related Party” means a person or entity that is a beneficial owner of such Investor’s securities for purposes of Rule 506(d).

3.17 No Legal, Tax or Investment Advice. Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to such Investor in connection with the purchase of the Shares constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

3.18 Reliance. Such Investor understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the rules and regulations thereunder, and state securities laws and that the Company is relying upon the truth and accuracy of, and such Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Shares. If any of the representations and warranties made by such Investor herein are no longer accurate in all material respects prior to the Closing, such Investor shall promptly notify the Company.

3.19 Compliance with the Securities Act. Such Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the securities purchased hereunder except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder.

4. Conditions of the Investors’ Obligations at Closing. The obligations of each Investor under subsection 1.1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 of this Agreement shall be true and correct in all material respects on and as of the Closing, except for representations that are provided as of a particular date, which shall be true and correct as of such dates.

4.2 Public Offering Shares. The Underwriters shall have purchased, immediately prior to the purchase of the Shares by each Investor hereunder, the Firm Shares (as defined in the Underwriting Agreement) pursuant to the Registration Statement and Underwriting Agreement.

4.3 Absence of Injunctions, Decrees, Etc. During the period from the date of this Agreement to immediately prior to the Closing, no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any decision, injunction, decree, ruling, law or order permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated at the Closing.

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company under subsection 1.1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions.

5.1 Representations, Warranties and Covenants. The representations, warranties and covenants of each Investor contained in Section 3 shall be true and correct in all material respects on and as of the Closing.

5.2 Lock-Up Agreement. Each Investor shall have delivered to the Underwriters a duly executed Lock-Up Agreement pursuant to Section 3.11 of this Agreement, and all lock-up agreements required to be delivered to the Underwriters pursuant to the Underwriting Agreement, each in substantially the same form as the Lock-Up Agreement, shall have been delivered.

5.3 Closing of the IPO. The Qualified IPO shall have closed.

5.4 Absence of Injunctions, Decrees, Etc. During the period from the date of this Agreement to immediately prior to the Closing, no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any decision, injunction, decree, ruling, law or order permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated at the Closing.

6. Registration Rights.

6.1 Shelf Registration Statement. From and after such time as the Company shall have qualified for the use of a registration statement on Form S-3 under the Securities Act or any similar short-form registration statement, as it may be amended from time to time, or any similar successor form (a “Short-Form Registration Statement”) covering the offer and resale of shares of Common Stock, the Company agrees, upon written request by the Investors, to use its reasonable best efforts to file with the SEC, as soon as reasonably practicable and in any event within thirty (30) days of the receipt of such written request, a Short-Form Registration Statement (a “Shelf Registration Statement”) to register the resale of all or a portion of the Registrable Securities (as defined below) held by the Investors then outstanding on a delayed or continuous basis in accordance with Rule 415 under the Securities Act. Notwithstanding the foregoing, if Southwest Gas Holdings, Inc. (“Southwest Gas Holdings”) requests that the Company register the resale of its shares of Common Stock on a Shelf Registration Statement at any time prior to the filing deadline set forth in the preceding sentence, the Company may delay the filing of such Shelf Registration Statement in order to include shares of Common Stock held by Southwest Gas Holdings. If Southwest Gas Holdings requests the filing of a Shelf Registration Statement, the Company shall promptly notify the Investors, and, if requested by the Investors within five (5) days of such notice, the Investors’ Registrable Securities shall be included on such Shelf Registration Statement. “Registrable Securities” means the Shares held or beneficially owned by the Investors (including, for the avoidance of doubt, any Company securities issued or issuable with respect to, or in exchange for, or upon conversion or in replacement of, any Shares as a result of any stock split, stock dividend, recapitalization, reclassification, merger, reorganization, exchange, conversion or similar event); provided that a security shall cease to be a Registrable Security upon (i) upon the sale thereof pursuant to an effective registration statement, (ii) upon the sale thereof pursuant to Rule 144 or Rule 145 under the Securities Act, (iii) when such securities are eligible for sale pursuant to Rule 144 under the Securities Act without compliance with the manner of sale and volume limitations under such rule and are not otherwise subject to any transfer restriction, (iv) when such securities cease to be outstanding or (v) if such securities shall have been otherwise transferred and new certificates or book-entries for them not bearing a legend restricting transfer shall have been delivered by the Company and such securities may be publicly resold without registration under the Securities Act and without being subject to any volume limitations or manner of sale restrictions pursuant to Rule 144 under the Securities Act.

6.2 Registration Expenses. The Company will pay all expenses associated with any Shelf Registration Statement and the performance by the Company of its obligations under this Agreement, including: all registration, filing and qualification fees; printing fees; accounting fees and expenses; fees and disbursements of the Company’s counsel; costs associated with clearing the Registrable Securities for sale under applicable state securities laws; and stock exchange listing fees; provided, that the Investors will bear any discounts, commissions and fees of investment banks, selling brokers, dealer managers or similar securities industry professionals and any counsel to the Investors with respect to the Registrable Securities being sold.

6.3 Allowed Delay. For not more than sixty (60) consecutive days or more than two occasions, or for a total of not more than one-hundred and twenty (120) days in any twelve (12) month period, the Company may delay the filing of a Shelf Registration Statement or suspend the use of any Prospectus (as defined below) included in any Shelf Registration Statement contemplated by this Section 6 in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material nonpublic information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company, (B) permit Southwest Gas Holdings to complete a disposition transaction of Common Stock in accordance with the terms of its Separation Agreement and related agreements with the Company or (C) amend or supplement the affected Shelf Registration Statement or the related Prospectus so that such Shelf Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Investors in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of the Investors) disclose to the Investors any material nonpublic information giving rise to an Allowed Delay or subject the Investors to any duty of confidentiality, (b) advise the Investors in writing to cease all sales under such Shelf Registration Statement until the end of the Allowed Delay and (c) use its best efforts to terminate an Allowed Delay as promptly as practicable. “Prospectus” means (i) the prospectus included in any Shelf Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Shelf Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act.

6.4 Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Shelf Registration Statement is a primary offering or not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act, or requires the Investors or Southwest Gas Holdings to be named as an “underwriter” (a “Constructive Primary Offering”), the Company shall remove from the Shelf Registration Statement the number of Registrable Securities (the “Cut Back Shares”) as the SEC may require to assure the Company’s compliance with the requirements of Rule 415; provided, however, that the Company shall not agree to name the Investors as “underwriters” in a Shelf Registration Statement without the prior written consent of the Investors. The parties agree that the Company’s delay or failure to have a Shelf Registration Statement declared effective due to the SEC taking the position that the offering is a Constructive Primary Offering shall not be a breach of any provision of this Agreement. The Company shall use its commercially reasonable efforts to file a Shelf Registration Statement registering the resale of the Cut Back Shares as soon as practicable in accordance with any restrictions required by the SEC.

7. Termination. This Agreement shall terminate (i) at any time upon the written consent of the Company and the Investors, (ii) upon the withdrawal by the Company of the Registration Statement, or (iii) on May 31, 2024 if the Closing has not occurred.

8. Miscellaneous.

8.1 Publicity. No party shall issue any press release or make any other public announcement, including any website posting or social media post, that includes the name or any logo or brand name of any party, or discloses the terms of this Agreement or the fact that the Investors have made or propose to make an investment in the Company, except that this Agreement shall be filed in connection with, and described in, the Registration Statement and otherwise as may be required by law or with the prior written consent of the other party. Each party will provide reasonable advance notice to the other parties prior to making any disclosure of this Agreement or the terms hereof in any filings made with the SEC, and will provide the other party with reasonable opportunity to review and comment on such proposed disclosures.

8.2 Survival of Warranties. The warranties, representations and covenants of the Company and each Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any Investor or the Company.

8.3 Successors and Assigns. This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any Investor without the prior written consent of the Company; provided, however, the Shares and the rights, duties and obligations of such Investor hereunder may be assigned to an Affiliate of such Investor without the prior written consent of the Company but any such assignment shall not relieve such Investor of its duties and obligations hereunder. Any attempt by any Investor without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement in a manner that is not permitted by the foregoing sentence to be made without such permission shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

8.4 Governing Law. This Agreement shall be governed in all respects by the internal law of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

8.5 Waiver of Trial by Jury. EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.5.

8.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

8.7 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail or otherwise delivered by hand, messenger or courier service addressed:

(a) if to an Investor, to such Investor’s address or electronic mail address as shown on such Investor’s signature page to this Agreement, with a copy (which shall not constitute notice) to Thompson Hine LLP, 300 Madison Avenue, 27th Floor, New York, New York 10017-6232, Attention: Todd E. Mason (Todd.Mason@ThompsonHine.com) and Corby J. Baumann (Corby.Baumann@ThompsonHine.com).

(b) if to the Company, to Centuri Holdings, Inc., 19820 North 7th Avenue, Suite 120, Phoenix, Arizona 85027, Attention: Jason S. Wilcock (jwilcock@centuri.com), or at such other current address or electronic mail address as the Company shall have furnished to the Investors, with a copy (which shall not constitute notice) to Morrison & Foerster LLP, 2100 L Street NW Suite 900, Washington, D.C. 20037, Attention: Justin R. Salon (justinsalon@mofo.com), David P. Slotkin (dslotkin@mofo.com) and R. John Hensley (jhensley@mofo.com).

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one (1) business day after deposit with the courier), (ii) if sent via mail, at the earlier of its receipt or five (5) days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via electronic mail, when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day. In the event of any conflict between the Company’s books and records and this Agreement or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

8.8 Brokers or Finders. The Company shall indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a brokerage or finder’s fee or agent’s commission (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its constituent partners, members, officers, directors, employees or representatives is responsible to the extent such liability is attributable to any inaccuracy or breach of the representations and warranties contained in Section 2.7, and such Investor agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a brokerage or finder’s fee or agent’s commission (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its constituent partners, members, officers, directors, employees or representatives is responsible to the extent such liability is attributable to any inaccuracy or breach of the representations and warranties contained in Section 3.7.

8.9 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors.

8.10 Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

8.11 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties. No party shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein.

8.12 Specific Performance. The parties to this Agreement hereby acknowledge and agree that the Company would be irreparably injured by a breach of this Agreement by any Investor, and each Investor would be irreparably injured by a breach of this Agreement by the Company, and that money damages are an inadequate remedy for an actual or threatened breach of this Agreement because of the difficulty of ascertaining the amount of damage that will be suffered by the aggrieved party in the event that this agreement is breached. Therefore, each of the parties to this Agreement agree to the granting of specific performance of this Agreement and injunctive or other equitable relief in favor of the aggrieved party as a remedy for any such breach, without proof of actual damages, and the parties to this Agreement further waive any requirement for the securing or posting of any bond in connection with any such remedy. Such remedy shall not be deemed to be the exclusive remedy for breach of this Agreement, but shall be in addition to all other remedies available at law or in equity to the aggrieved party. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

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IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first above written.

COMPANY:

By:	/s/ Gregory A. Izenstark
Name:	Gregory A. Izenstark
Title:	Chief Financial Officer

[Signature Page to Common Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first above written.

INVESTOR:

ICAHN PARTNERS LP

By:	/s/ Jesse Lynn
Name:	Jesse Lynn
Title:	Chief Operating Officer

Address: c/o Icahn Capital L.P. 16690 Collins Avenue, PH-1
Sunny Isles Beach, FL 33160
Attention: Jesse Lynn, Chief Operating Officer
Email: jlynn@sfire.com

[Signature Page to Common Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first above written.

INVESTOR:

ICAHN PARTNERS MASTER FUND LP

By:	/s/ Jesse Lynn
Name:	Jesse Lynn
Title:	Chief Operating Officer

Address:	c/o Icahn Capital L.P. 16690 Collins Avenue, PH-1
Sunny Isles Beach, FL 33160
Attention: Jesse Lynn, Chief Operating Officer
Email: jlynn@sfire.com

[Signature Page to Common Stock Purchase Agreement]

Schedule A

Schedule of Investors

Name of Investor	Number of Shares
Icahn Partners LP	1,509,518
Icahn Partners Master Fund LP	1,082,411

Total	2,591,929

Exhibit A

Form of Lock-Up Agreement